UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☐  Preliminary Information Statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒ Definitive Information Statement

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2) Form, Schedule or Registration Statement No.:
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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
612 Santa Monica Blvd.
Santa Monica, CA 90401

Important Notice Regarding the Availability of Proxy Materials

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement including the required Financial and Other Information are available at
http://www.ir-site.com/comnspiracy/sec/asp

Notice is hereby given that, pursuant to action taken by the written consent of the stockholder holding a majority of the shares of the common stock of Conspiracy Entertainment Holdings, Inc. (the “Company”), the Company intends to take certain action as more particularly described in its Information Statement filed with the Securities and Exchange Commission on March 10, 2010, and available on the Internet at http:// www.ir-site.com/comnspiracy/sec/asp

The action conforms with Regulation 14c-2(b) of the Securities Exchange Act of 1934, as amended, and will be effected on or after March 30, 2010, which is 20 calendar days after the date that this Notice was first mailed to shareholders.

The following materials are available at the website shown above.

Annual Report on Form 10-K for the year ended December 31, 2008.
Quarterly Report on Form 10-Q for the period ended September 30, 2009.

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
612 Santa Monica Blvd.
Santa Monica, CA 90401

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of Conspiracy Entertainment Holdings, Inc., a Utah corporation (the “Company”), to holders of record of the Company’s common stock, $.001 par value per share, at the close of business on February 22, 2010, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of February 22, 2010. This Information Statement shall be considered the notice required under the Utah Business Corporation Act.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the date of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

Santa Monica, CA
March 10, 2010

By order of the Board of Directors:

/s/ Sirus Ahmadi
Chairman

CONSPIRACY ENTERTAINMENT HOLDINGS, INC.
612 Santa Monica Blvd.
Santa Monica, CA 90401

INFORMATION STATEMENT

Introductory Statement

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED MARCH*, 2010

Conspiracy Entertainment Holdings, Inc. (the “Company”) is a Utah corporation with its principal executive offices located at 612 Santa Monica Blvd., Santa Monica, California 90401. The Company’s telephone number is (310) 260-6150. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on February 22, 2010, and will not become effective until at least 20 days after the date of this Information Statement.

General Information

The following action will be taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, on February 22, 2010, in lieu of a special meeting of the stockholders:

1.	The filing of an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock at a ratio of 1 for 3;

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be adopted until a date at least 20 days after the date of this Information Statement. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on March 30, 2010.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company's authorized capital consists of 1,000,000,000 shares of common stock, par value $.001 per share. As of February 22, 2010, there were 75,099,105 shares of common stock outstanding.

Holders of the Company’s common stock are entitled to one vote per share on all matters on which shareholders may vote at all shareholder meetings. The common stock does not have cumulative voting rights.

Because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have voted in favor of the foregoing proposals by resolution dated February 22, 2010; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 22, 2010. The information in this table provides the ownership information for: each person known by us to be the beneficial owner of more than 5% of our common stock; each of our directors; each of our executive officers; and our executive officers and directors as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.
Name and Address of Beneficial Owner	Common Stock Beneficially Owned (3)		Percentage of Common Stock (3)
Sirus Ahmadi (1)	21,269,131		28.3%

Keith Tanaka (1)	2,495,190		3.3%

Whalehaven Capital Fund Ltd. (2)	5,697,142	(4)	7.6%

All Directors and Executive Officers as a Group (2 persons)	23,764,321		31.6%

(1)	The address of the listed beneficial owners is c/o Conspiracy Entertainment Holdings, Inc., 612 Santa Monica Blvd., Santa Monica, California 90401
(2)	The address of the listed beneficial owner Is 560 Sylvan Avenue, Englewood Cliffs, NJ 07632. Brian Mazzella has voting and dispositive control over such shares.
(3)
Applicable percentage ownership is based on 75,099,105 shares of common stock outstanding as of February 22, 2010, together with securities exercisable or convertible into shares of common stock within 60 days of February 22, 2010 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of February 22, 2010 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(4)
Of the 5,697,142 shares of the Company’s common stock beneficially owned by Whalehaven Capital Fund Ltd. 111,800 shares are issuable upon the conversion of a  Zero Coupon Secured Note and 113,889 shares of our common stock are issuable upon conversion of a 10% Secured Note.  The amount of shares of our common stock beneficially owned by Whalehaven does not include 12,000,000 shares of common stock issuable upon the exercise of warrants having an exercise price of $0.02 per share.

ACTION 1

TO AUTHORIZE THE FILING OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

On February 22, 2010, subject to stockholder approval, the Board of Directors, believing it to be in the best interest of the Company and its stockholders, authorized an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio of one-for-three (the “Reverse Split”) and recommended that it be submitted to its stockholders for approval.

The form of amendment to the Company’s Articles of Incorporation to effect the reverse stock split is attached as Exhibit A.

Reasons for the Reverse Split

The Company’s Board of Director’s believes that the Company presently has outstanding an exceedingly large number of shares of Common Stock, especially when considering the number of shares of Common Stock that may be issued in the future as a result of warrant exercises and conversions of debentures .  It is anticipated that the reverse stock split, if implemented, will (i) reduce the total number of outstanding shares of Company common stock to a more customary range for public companies, and (ii) allow the Company’s Common Stock to trade at a higher per-share price.  With the Company’s Common Stock recently trading as low as $0.0181 per share, relatively small moves in absolute terms in the per-share trading price of our Common Stock translates into disproportionately large swings in the trading price on a percentage basis.  The Company believes that these swings tend to bear little, if any, relationship to the Company’s financial condition and results of operations and may negatively affect the price of the Company’s Common Stock.  Furthermore, the Company believes that an increase in the per-share trading price may enhance the acceptability and marketability of our Common Stock to the financial community and investing public.

Potential Effects of a Reverse Stock Split

The immediate effect of a reverse stock split will be to reduce the number of shares of the Company’s Common Stock outstanding.  The Company also believes that the reverse split will increase the trading price of the Common Stock.  There is, however, no assurance that a reverse stock split will increase the trading price of the Company’s Common Stock or increase the trading price on a permanent basis.  Furthermore, any increase in price may not be proportionate the reduction in the number of outstanding shares of common stock, which could cause a decrease in the Company’s aggregate market capitalization.

In addition, possible future dilution to the Company’s existing common stockholders may be increased.  Currently, the holders of the Company’s common stock own approximately 7.5% of the Company’s authorized shares of common stock.  If the reverse stock split is implemented in a ratio of 1 for 3, the current holders of the Company’s common stock would own only approximately 2.5% of the Company’s authorized shares of common stock.

The decrease in the number of shares of Common Stock outstanding could decrease the liquidity of our Common Stock.  In addition, the reverse stock split will likely increase the number of Company stockholder owning “odd-lots” (that is holdings of less than 100 shares).  Stockholders owing odd-lots typically experience an increase in the per-share cost of selling shares and may also experience increased difficulty in selling the shares that are an odd-lot.  For example, brokerage commissions are typically higher for sales of odd-lots.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

FINANCIAL STATEMENTS

The Company filed its Annual Report for this fiscal year ended December 31, 2008 on Form 10-K with the Securities and Exchange Commission on April 15, 2009. The Company filed its Quarterly Report on Form 10-Q for the period ended September 30, 2009 with the Securities and Exchange Commission on November 23, 2009.  Copies of the Annual Report and amendment and the Quarterly Report are available on the internet at http://www.ir-site.com/comnspiracy/sec/asp

Copies of our Annual Report and Quarterly Report (including Exhibits) are also available free of charge in print to investors who request them in writing from the Company’s Secretary (at the address on the cover page). Filings which the Company makes with the Securities and Exchange Commission also contain additional information and may be obtained on the SEC’s website at www.sec.gov.

By Order of the Board of Directors,

Santa Monica, California
March 10, 2010
/s/ Sirus Ahmadi
Chief Executive Officer and Director

Appendix A

State of Utah DEPARTMENT OF COMMERCE Division of Corporations & Commercial Code Articles of Amendment to Articles of Incorporation (Profit)

File Number: __________________________

Non-Refundable Processing Fee: $37.00
Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1.The name of the corporation is:  Conspiracy Entertainment Holdings, Inc.

2.The date the following amendment(s) was adopted:  February 22, 2010

3.If changing the corporation name, the new name of the corporation is:

4.The text of each amendment adopted (include attachment if additional space needed): Article

IV is hereby amended and restated as follows:

The aggregate number of shares which the corporation shall have the authority to issue is 1,000,000,000 shares with a par value of $0.001 per share. There shall be no pre-emptive rights or cumulative voting.

Each 3 shares of common stock, par value $0.001 per share, issued and outstanding as of March *, 2010, shall be converted into 1 share of common stock, par value $0.001 per share. Any resulting fractional shares shall be rounded up to the nearest whole share.

5.  If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

6.  Indicate the manner in which the amendment(s) was adopted (mark only one):

☐      Adopted by Incorporators or Board of Directors — Shareholder action not required.

☑  Adopted by Shareholders — Number of votes cast for amendment was sufficient for approval.

7.  Delayed effective date (if not to be effective upon filing)  ___________________________________ (not to exceed 90 days)

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By:  ______________________________________________

Title:  ____________________________________________

Date:  ____________________________________________

Under GRAMA (63-2-201), all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.